SCHEDULES FOR COMPUTATION OF PERFORMANCE
QUOTATIONS

Fund name: Putnam Asset Allocation Funds- Conservative Portfolio
-- Class A
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance):
2/7/94

TOTAL RETURN

Formula  --  Average Annual Total Return:        ERV = P(1+T)^n

n          = Number of Time Periods     1 Year   5 Years      10
Years*

P          = Initial Investment         $1,000   n/a
1,000

ERV        = Ending Redeemable Value    $1,087   n/a
$1,059

T          = Average Annual
             Total Return               8.67%    n/a
3.56%*

                      *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                          POP x Average shares


Interest and Dividends                  $250,995

Expenses                                $57,682

Reimbursement                                    $10,904

Average shares                          5,906,285

NAV                                     $9.18

Sales Charge                            5.75%

POP                                     $9.74

Yield at POP                            4.07%

               SCHEDULES FOR COMPUTATION OF PERFORMANCE
QUOTATIONS

Fund name: Putnam Asset Allocation Funds -Conservative Portfolio
-- Class B
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance):
2/18/94

TOTAL RETURN

Formula  --  Average Annual Total Return:          ERV = P(1+T)^n

n          = Number of Time Periods     1 Year     5 Years   10
Years*

P          = Initial Investment         $1,000     n/a
$1,000

ERV        = Ending Redeemable Value    $1,092     n/a
$1,070
T          = Average Annual
             Total Return                9.22%     n/a
4.21%*

                      *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                          POP x Average shares


Interest and Dividends                  $300,059

Expenses                                $108,774

Reimbursement                                      $13,282

Average shares                          7,080,624

NAV                                     $9.16

Maximum Contingent Deferred
           Sales Charge                 5.0%

Yield at NAV                            3.57%

               SCHEDULES FOR COMPUTATION OF PERFORMANCE
QUOTATIONS

Fund name: Putnam Asset Allocation Funds -Conservative Portfolio
-- Class C
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance):
9/1/94

TOTAL RETURN

Formula  --  Average Annual Total Return:          ERV = P(1+T)^n

n          = Number of Time Periods     1 Year     5 Years   10
Years*

P          = Initial Investment         $1,000     n/a
$1,000

ERV        = Ending Redeemable Value    $1,134      n/a
$1,135

T          = Average Annual
             Total Return                13.41%    n/a
12.44%*

                      *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                          POP x Average shares


Interest and Dividends                  $30,573

Expenses                                $11,649

Reimbursement                                      $1,414

Average shares                          760,423

NAV                                     $9.14

Maximum Contingent Deferred
           Sales Charge                 1.0%

Yield at NAV                            3.29%

               SCHEDULES FOR COMPUTATION OF PERFORMANCE
QUOTATIONS

Fund name: Putnam Asset Allocation Funds- Conservative Portfolio
-- Class M
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance):
2/7/95

TOTAL RETURN

Formula  --  Cumulative Total Return:   ERV = P(1+T)^n

n          = Number of Time Periods     1 Year   5 Years      10
Years*

P          = Initial Investment         n/a      n/a
1,000

ERV        = Ending Redeemable Value    n/a      n/a
$1,099

T          = Cumulative
             Total Return               n/a      n/a
9.90%*

                      *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                          POP x Average shares


Interest and Dividends                  $5,307

Expenses                                $2,101

Reimbursement                           $252

Average shares                          138,213

NAV                                     $9.18

Sales Charge                            3.50%

POP                                     $9.51

Yield at POP                            2.71%
               SCHEDULES FOR COMPUTATION OF PERFORMANCE
QUOTATIONS

Fund name: Putnam Asset Allocation Funds -Conservative Portfolio
-- Class Y
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance):
7/14/94

TOTAL RETURN

Formula  --  Average Annual Total Return:          ERV = P(1+T)^n

n          = Number of Time Periods     1 Year     5 Years   10
Years*

P          = Initial Investment         $1,000     n/a
$1,000

ERV        = Ending Redeemable Value    $1,155      n/a
$1,165


T          = Average Annual
             Total Return                15.54%    n/a
11.68%*

                      *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                          POP x Average shares



Interest and Dividends                  $7,593

Expenses                                $1,541

Reimbursement                                      $356

Average shares                          196,252

NAV                                     $9.19

Yield at NAV                            4.06%